Exhibit 99.1

DarkPulse, Inc. Signs JV Agreement with Egyptian Infrastructure Construction and Engineering Firm

Agreement Creates a Jointly owned Egyptian Entity to provide Installation, Engineering and Project Management Capabilities in the Middle East

NEW YORK, New York March 8, 2022 – DarkPulse, Inc. (OTC Markets: DPLS) (“DarkPulse” or the “Company”), a technology company focused on laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, today announced it has signed a Joint Venture Agreement with Cairo based Egyptian Electrical & Mechanical Works Co. The agreement in sum and substance describes the creation of a jointly owned Egyptian corporation with revenue split between the two partner organizations as well as an exclusive right for DarkPulse’s BOTDA systems to be utilized in projects throughout Egypt. The agreement also brings additional capabilities to DarkPulse including infrastructure project management, engineering and installation capabilities for Middle East and North Africa.

EEMW Founder & CEO, Dr. Ehab Eldemeri, one of the leading researchers and developers of fiber optic solutions in Egypt, North Africa, and the Middle East, understands the opportunities to create and deliver a new generation of fiber optic based solutions that can help improve the lives of Egyptians and people around the world. Together, both companies believe a new generation of fiber sensors will change the design, concept and implementation methods of future cities. Mr. O’Leary and Dr. Eldemeri believe this joint venture will be the first step towards opening the gates to Africa & the Middle East, since Egypt is the leading technology focused country in the region.

DarkPulse & EEMW plan to deliver solutions in real estate development, infrastructure, utility management, and building information management systems coupled with new innovations based on distributed sensing fiber systems. Plans include building a research and development unit to help understand future demands and market trends of the region.

“The Middle East is leading the world in the creation of smart cities. Egypt is particularly of interest with their New Cairo smart city project and an additional 16 smart cities slated to be built. These major projects rival cities such as Dubai and the planned NEOM project,” said Dennis O’Leary, Chairman and CEO of DarkPulse. “Our core business is the monitoring and detection of structural anomalies in Critical Infrastructure /Key Resources. The agreement with EEMW brings DarkPulse more than 23 years of experience in engineering and building infrastructure projects while allowing DarkPulse and EEMW to perform sales and installations of our dark-pulse BOTDA systems into the Middle East and North Africa market accelerating the Company’s global market presence.”

“Selecting Egypt is the right decision for our companies as the future expansion in the region includes hi-technology fiber optics deployments with some of the largest multinational companies in the world currently operating there. The DarkPulse vision extends and covers overseas countries to excel as a global company providing technology focused offerings including manufacturing, sales, installation, operation, and maintenance,” said Dr. Eldemeri. “From this goal perspective, Mr. O’Leary and I, after working on a study to select a best added value regions, which includes stable, growing and high potential to build and renovate infrastructure, will help achieve a vision focused on digitalization and artificial intelligence concepts, and build data centers to support fast-growth in multiple sectors .”

The Company continues to explore additional potential opportunities in strategic locations worldwide with the goal of accelerating the adoption of its DarkPulse Technology Products and expand its global market position.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

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For More Information Visit: www.DarkPulse.com

About Egyptian Electrical & Mechanical Works Co

EEMW Co. provides project management, engineering and construction supervision on refinery, liquefied natural gas, petroleum & chemical pipeline – submarine and above ground, energy and civil infrastructure projects such as ports, industrial cities and plants. It Provides Operations and maintenance activities for its client like Etisalat, British Petroleum, Bechtel, Siemens, Enal Power. The company also specializes in control system technology for Oil & Gas Industry and is pioneer in some major technologies and solutions.

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

Cassandra Campbell

cassandra.campbell@progresshumanity.org

202.855.1188

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